UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2004 (September 27, 2004)

JAMDAT MOBILE INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-50928	95-4991817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3415 S. SEPULVEDA BLVD., SUITE 700, LOS ANGELES, CALIFORNIA	90034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 636-3100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 27, 2004, Mitch Lasky, our Chairman and Chief Executive Officer, adopted a pre-arranged stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, up to 280,500 shares of our common stock owned by Mr. Lasky may be sold in specified share amounts at specified market prices, subject to certain limitations. Sales pursuant to this plan may begin on the first trading day after (i) the expiration of the 180-day lock-up, which commenced on the effective date of our registration statement for our initial public offering, or (ii) May 17, 2005, whichever is later. The plan will terminate on December 31, 2006, unless terminated sooner in accordance with the plan’s terms. Mr. Lasky has informed us that any sales pursuant to this plan will comply with Rule 144, and Mr. Lasky has represented that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under this plan will be publicly disclosed under Rule 16a-3.

On September 27, 2004, Scott Lahman, our President, Publishing, adopted a pre-arranged stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, up to 36,000 shares of our common stock owned by Mr. Lahman may be sold in specified share amounts at specified market prices, subject to certain limitations. Sales pursuant to this plan may begin on the first trading day after (i) the expiration of the 180-day lock-up, which commenced on the effective date of our registration statement for our initial public offering, or (ii) May 16, 2005, whichever is later. The plan will terminate on December 31, 2005, unless terminated sooner in accordance with the plan’s terms. Mr. Lahman has informed us that any sales pursuant to this plan will comply with Rule 144, and Mr. Lahman has represented that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under this plan will be publicly disclosed under Rule 16a-3.

On September 27, 2004, Michael Marchetti, our Chief Financial Officer, adopted a pre-arranged stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, up to 132,000 shares of our common stock owned by Mr. Marchetti may be sold in specified share amounts at specified market prices, subject to certain limitations. Sales pursuant to this plan may begin on the first trading day after (i) the expiration of the 180-day lock-up, which commenced on the effective date of our registration statement for our initial public offering, or (ii) May 18, 2005, whichever is later. The plan will terminate on December 31, 2005, unless terminated sooner in accordance with the plan’s terms. Mr. Marchetti has informed us that any sales pursuant to this plan will comply with Rule 144, and Mr. Marchetti has represented that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under this plan will be publicly disclosed under Rule 16a-3.

On September 27, 2004, Craig Gatarz, our Chief Operating Officer and General Counsel, adopted a pre-arranged stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, up to 75,000 shares of our common stock owned by Mr. Gatarz may be sold in specified share amounts at specified market prices, subject to certain limitations. Sales pursuant to this plan may begin on the first trading day after (i) the expiration of the 180-day lock-up, which commenced on the effective date of our registration statement for our initial public offering, or (ii) May 16, 2005, whichever is later. The plan will terminate on December 31, 2006, unless terminated sooner in accordance with the plan’s terms. Mr. Gatarz has informed us that any sales pursuant to this plan will comply with Rule 144, and Mr. Gatarz has represented that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under this plan will be publicly disclosed under Rule 16a-3.

On September 27, 2004, Thomas Ellsworth, our Executive Vice President, Marketing and Corporate Development, adopted a pre-arranged stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, up to 13,600 shares of our common stock owned by Mr. Ellsworth may be sold in specified share amounts at specified market prices, subject to certain limitations. Sales pursuant to this plan may begin on the first trading day after (i) the expiration of the 180-day lock-up, which commenced on the effective date of our registration statement for our initial public offering, or (ii) May 1, 2005, whichever is later. The plan will terminate on December 31, 2005, unless terminated sooner in accordance with the plan’s terms. Mr. Ellsworth has informed us that any sales pursuant to this plan will comply with Rule 144, and Mr. Ellsworth has represented that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under this plan will be publicly disclosed under Rule 16a-3.

On September 27, 2004, Minard Hamilton, our Executive Vice President, Sales and Brand Partnerships, adopted a pre-arranged stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, up to 28,000 shares of our common stock owned by Mr. Hamilton may be sold in specified share amounts at specified market prices, subject to certain limitations. Sales pursuant to this plan may begin on the first trading day after (i) the expiration of the 180-day lock-up, which commenced on the effective date of our registration statement for our initial public offering, or (ii) May 11, 2005, whichever is later. The plan will terminate on December 31, 2005, unless terminated sooner in accordance with the plan’s terms. Mr. Hamilton has informed us that any sales pursuant to this plan will comply with Rule 144, and Mr. Hamilton has represented that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under this plan will be publicly disclosed under Rule 16a-3.

On September 27, 2004, Zachary Norman, our Senior Vice President, Studios, adopted a pre-arranged stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, up to 31,500 shares of our common stock owned by Mr. Norman may be sold in specified share amounts at specified market prices, subject to certain limitations. Sales pursuant to this plan may begin on the first trading day after the expiration of the 180-day lock-up, which commenced on the effective date of our registration statement for our initial public offering. The plan will terminate on December 31, 2005, unless terminated sooner in accordance with the plan’s terms. Mr. Norman has informed us that any sales pursuant to this plan will comply with Rule 144, and Mr. Norman has represented that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under this plan will be publicly disclosed under Rule 16a-3.

Except as may be required by law, we do not undertake to report plans by other officers or directors of ours, nor to report modifications, terminations, transactions or other activities under the plans adopted by the individuals named above or the plan of any other officer or director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMDAT MOBILE INC.

	By:	/s/ CRAIG GATARZ
Craig Gatarz
Chief Operating Officer and General Counsel

Date: October 4, 2004